Precidian ETFs Trust N-CSR

Exhibit 99.906 CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Karen M. Shupe, Treasurer and Principal Executive Officer of Precidian ETFs Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 5, 2026	/s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

I, Ann T. MacDonald, Assistant Treasurer and Principal Financial Officer of Precidian ETFs Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 5, 2026	/s/ Ann T. MacDonald
Ann T. MacDonald
Assistant Treasurer and Principal Financial Officer